Exhibit 32.2

Certification of Chief Financial Officer of

HORIZON BANCORPORATION, INC.

Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned Chief Financial Officer of Horizon Bancorporation, Inc., hereby certifies that:

  Horizon Bancorporation, Inc's Amended Quarterly Report on Form 10-QSB for the period ended March 31, 2005, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of Horizon Bancorporation, Inc.

/S/ Kathleen M. Jepson
Kathleen M. Jepson
Senior Vice President and Chief Financial Officer

May 9, 2005